Mueller Water Products

Where Intelligence Meets Infrastructure®

Gabelli 26th Annual Pump, Valve, & Water Systems Symposium

February 25, 2016



NON-GAAP FINANCIAL MEASURES

The Company reports its financial results under accounting principles generally accepted in the United States ("GAAP"), as well as through the use of non-GAAP measures. The Company presents adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted net income (loss), adjusted net income (loss) per diluted share, free cash flow, net debt and net debt leverage as non-GAAP measures. Adjusted operating income represents operating income excluding restructuring, pension settlement expenses and the loss on the Walter tax-related receivable. This amount divided by net sales is adjusted operating margin. Adjusted EBITDA represents operating income excluding restructuring, pension settlement expenses, the loss on the Walter tax-related receivable, depreciation and amortization. This amount divided by net sales is adjusted EBITDA margin. The Company presents adjusted operating income, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin because these are measures management believes are frequently used by securities analysts, investors and other interested parties in the evaluation of financial performance. Adjusted net income (loss) and adjusted net income (loss) per diluted share exclude, on an after-tax basis, restructuring, pension settlement expenses, the loss on the Walter tax-related receivable certain tax adjustments and expenses related to the early extinguishment of debt. These items are excluded because they are not considered indicative of recurring operations. Free cash flow represents cash flows from operating activities less capital expenditures. It is presented as a measurement of cash flows because management believes it is commonly used by the investment community. Net debt represents total debt less cash and cash equivalents. Net debt leverage represents net debt divided by trailing 12 months adjusted EBITDA. Net debt and net debt leverage are commonly used by the investment community as measures of indebtedness. These non-GAAP measures have limitations as analytical tools, and securities analysts, investors and other interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company's results as reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies.

A reconciliation of GAAP to non-GAAP results is included as an attachment to this presentation and has been posted online at www.muellerwaterproducts.com.

FORWARD-LOOKING STATEMENTS

This presentation contains certain statements that may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that address activities, events or developments that we intend, expect, plan, project, believe or anticipate will or may occur in the future are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding our expectations for growth in our key end markets, our long-term performance targets, and anticipated stronger operating leverage.

Forward-looking statements are based on certain assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions and expected future developments. Actual results and the timing of events may differ materially from those contemplated by the forward-looking statements due to a number of factors, including regional, national or global political, economic, business, competitive, market and regulatory conditions and the other factors that are described in the section entitled "RISK FACTORS" in Item 1A of our most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q. Undue reliance should not be placed on any forward-looking statements. We do not have any intention or obligation to update forward-looking statements, except as required by law.

OUR BUSINESS AND PRIMARY END MARKETS

FY2015 NET SALES: $1.2 BILLION

Mueller Co.

Net sales: $702mm

25% Residential construction*

5% Natural gas utilities

70% Repair and replacement of municipal water distribution and treatment systems



* Driven primarily by new community development

ANVIL INTERNATIONAL

Net sales: $371mm

10% Oil & gas

5% Power/high pressure

85% Non-residential construction



Mueller TECHNOLOGIES

Net sales: $91mm

100% Municipal spending



PORTFOLIO



Fire Hydrants



Valves



Piping Component Systems



Metering Systems



Leak Detection and Pipe Condition Assessment

Mueller Water Products

Leading provider of water infrastructure and flow control products and services in North America


AWWA-UL-FM
MUELLER
AL
LISTED
FIRE MAIN
HYDRANT

INVESTMENT HIGHLIGHTS

- Industry-leading adjusted operating margins associated with Mueller Co. core products
- Improved results driven by strong incremental operating leverage as end markets recover
- Increasing investment and improved operating efficiencies are needed in water infrastructure industry
- Leading brands in water infrastructure and one of the largest installed bases of iron gate valves and fire hydrants in the U.S.
- Transformed Company by acquiring or developing new technologies, adjusting portfolio and improving processes
- Strengthened Company's balance sheet through debt restructuring and ongoing focus on free cash flow
- Leveraging Mueller brand and relationships to expand intelligent water technology offerings

BUSINESS PERFORMANCE: LONG-TERM TARGETS

TOP-LINE GROWTH	Mueller Co. growth of **5%–10%** Mueller Technologies **>20%**
EARNINGS LEVERAGE	Mueller Co. adjusted EBITDA margins of **25%+** Mueller Technologies adjusted EBITDA margins of **20%+** Anvil adjusted EBITDA margins in **mid-teens**
OTHER	Free cash flow greater than adjusted net income Reducing working capital as a percentage of net sales

BROAD PRODUCT PORTFOLIO

$ in millions	Mueller Co.	Anvil International	Mueller Technologies
Net Sales	$ 702	$ 354	$ 90
Adjusted Operating Income(Loss)(1)	148	27	(13)
Depreciation & Amortization	38	15	4
Adjusted EBITDA(1)	186	42	(9)
Product and Services Portfolio	Fire Hydrants Iron Gate Valves Butterfly, Ball & Plug Valves	Cast Iron Fittings Pipe Nipples Fittings & Couplings Hangers & Supports	Metering Systems Leak Detection and Pipe Condition Assessment

Note: All statistics are LTM ended December 31, 2015

(1) Mueller Co. adjusted operating income and adjusted EBITDA exclude restructuring and pension settlement expenses totaling $0.5. Anvil adjusted operating income and adjusted EBITDA exclude restructuring and pension settlement expenses totaling $0.8. Mueller Technologies adjusted operating income and adjusted EBITDA exclude structuring expenses totaling $0.6.

INTELLIGENT WATER TECHNOLOGY™

Mueller Water Products manufactures and markets products and offers services used in the transmission, distribution and measurement of safe, clean drinking water and in water treatment facilities. These products and services help utilities actively diagnose, monitor and control the delivery of safe, clean drinking water.



Drinking Water Source
Pump Station
Water Treatment Plant
Transmission Main Leak Detection
Pressure Monitoring
Pressure Monitoring
Water Department
Mi.Net
S.M.A.R.T. Flushing System
Hydro-Guard
Distribution Main Leak Detection
Mi.Hydrant
Mi.Hydrant
Hydro-Guard
Distribution Main Leak Detection
Remotely Manage Water Systems
Residential Homes
Pipe Condition Assessment
Pump Station
Water Treatment Plant
Pressure Monitoring
Transmission Main Leak Detection
Water Discharge after Treatment
Mueller Co.
Mueller Systems
Echologics
This diagram is for illustrative purposes only.

Mueller Water Products

WATER INFRASTRUCTURE LANDSCAPE

				
Mueller Water Products	#1 PRODUCT POSITION 💧	#1 PRODUCT POSITION 💧	#1 PRODUCT POSITION 💧	#2 PRODUCT POSITION 💧
A.Y. McDonald				💧
ACIPCO	💧	💧		
DeZURIK			💧	
Ford Meter Box				💧
McWane	💧	💧	💧	

Company estimates based on internal analysis and information from trade associations and distributor networks, where available.

STRATEGY AND OBJECTIVES



Capitalize on the large, attractive and growing water infrastructure markets worldwide

Maintain leadership positions with customers and end users

- Leverage the Mueller brand
- Develop value-added products and services
- Leverage distribution network
- Improve customer service levels

Continue to enhance operational and organizational excellence

- Strengthen balance sheet
- Implemented Lean Six Sigma
- Consolidated plants
- Divested U.S. Pipe

Acquire and invest in businesses and technologies that expand our portfolio or allow us to enter new markets

- Expand leak detection and pipe condition assessment domestically and internationally
- Expand Intelligent Water Technology offerings
- Develop fixed leak detection technology solutions
- Enhance Advanced Metering Infrastructure (AMI) system with longer-range communications capabilities, remote disconnect meter and consumer portal

Significant Market Opportunities



MARKET DRIVER: HOUSING STARTS

Homebuilders' confidence is one driver of housing starts, and confidence could increase due to improving job growth in a key demographic for household formation: Millennials

NAHB Housing Market Index - National (1985 – January 2016)
Seasonally Adjusted Annualized



100
90
80
70
60
50
40
30
20
10
0
Jan-86
Jan-88
Jan-90
Jan-92
Jan-94
Jan-96
Jan-98
Jan-00
Jan-02
Jan-04
Jan-06
Jan-08
Jan-10
Jan-12
Jan-14
Jan-16

Source: NAHB, January 2016

Historical Housing Starts (1959 – December 2015)
Seasonally Adjusted Annualized
Rates-Units in 000's



3,000
2,500
2,000
1,500
1,000
500
0
1959 to 2015: Average 1,443
2017 Blue Chip Consensus forecast of 1,370
Bottom of prior cycle
April 2009 – lowest starts (499) since Census Bureau began keeping record in 1959
1960
1963
1966
1969
1972
1975
1978
1981
1984
1987
1990
1993
1996
1999
2002
2005
2008
2011
2014
2017

Source: U.S. Census Bureau
Forecast: Blue Chip Economic Indicators, January 2016

THE MARKET OPPORTUNITY IS SIGNIFICANT AND GROWING

REPAIR AND REPLACEMENT MARKET

- Valves and fire hydrants are typically replaced at the same time as pipes
- ASCE graded drinking water infrastructure a D[1]
- At least 40 cities under consent decrees: Atlanta, Washington, D.C., Suburban Washington, D.C. (WSSC), New Orleans



Percentage of Replacement Need
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
ACCELERATING NEED
2000
2010
2020
2030
2040
2050
2060
2070
Year

Figure 2-11: Projected Annual Replacement Needs for Transmission Lines and Distribution Mains 2000–2075 (2)

FUTURE DRINKING WATER INFRASTRUCTURE EXPENDITURE NEEDS[3]



STORAGE
$39.5B
TREATMENT
$72.5B
SOURCE
$20.5B
OTHER
$4.2B
TRANSMISSION & DISTRIBUTION
$247.5B
Area in which Mueller Water Products operates

20-Year Need for Water Infrastructure = $384B

(1) ASCE: 2013 Report Card for America's Infrastructure
(2) The EPA Clean Water and Drinking Water Infrastructure Gap Analysis 2002
(3) EPA 2013 Drinking Water Needs Survey and Assessment

FUNDING WATER INFRASTRUCTURE REPAIR

HISTORICAL WATER RATES COMPARED TO OTHER UTILITIES[1]


CPI Utilities
(NSA 1982-1984 = 100)
550
450
350
250
150
50
-50
1953 1956 1959 1962 1965 1968 1971 1974 1977 1980 1983 1986 1989 1992 1995 1998 2001 2004 2007 2010 2013 2016
CPI Water
CPI Nat Gas
CPI Postage
CPI Electricity
CPI All Items

Long-term trends in consumer prices (CPI) for utilities (1953-2015)

TOP FIVE WATER INDUSTRY ISSUES[2]

- ✓ Aging water and sewer infrastructure
- Ability to fund capital programs
- ✓ Managing capital costs
- ✓ Justifying capital improvement programs/rate requirements
- ✓ Managing operational costs

ADDRESSED

UTILITY SOURCES OF FUNDING

- Majority of utilities have service connection fees and/or capital recovery charges, with median fees of about $5,800[3]
- CPI for water and sewage maintenance increased 4.4% for 12 months ended December 2015(1)
- 90% funded at local level[4]

(1) Bureau of Labor Statistics
(2) 2014 Strategic Directions: U.S. Water Industry – Black & Veatch
(3) American Water Works Association 2014 Water and Wastewater Rate Survey
(4) EPA Clean Water and Drinking Water Infrastructure

GROWTH OPPORTUNITIES: SMART WATER

FACTORS AFFECTING MUNICIPAL WATER SYSTEMS

Water Conservation

- 13% of U.S. experiencing drought conditions[(1)]
- 240,000 water main breaks per year[(2)]



Operational Efficiencies

- Budget constraints
- Capital spending prioritization

Non-Revenue Water

- Up to 30% of treated water is lost or unaccounted for[(3)]
- 1.7 trillion gallons lost per year at a national cost of $2.6 billion per year[(4)]


WJLA
JUST IN
WATER MAIN BREAK CLOSES BELTWAY
LIVE
CNN
This is CNN, the Worldwide Leader in News

Customer Service Focus

- Awareness/education
- Ongoing monitoring
- Sustainability



Mi.Data Consumer Portal

(1) U.S. Drought Monitor – February 2016
(2) EPA Aging Water Infrastructure Research Program
(3) Navigant Research
(4) National Geological Survey

MUELLER TECHNOLOGIES: SOLUTIONS FOR TODAY & TOMORROW

INTELLIGENT WATER TECHNOLOGY™

Mueller SYSTEMS™

Smart Metering

- Longer-range AMI systems
- Remote Disconnect Meter (RDM)
- Leak detection
- Consumer portal



420 RDM



Utilize Existing Infrastructure



Mueller Systems' National Operations Center

echologics®

A Mueller TECHNOLOGIES COMPANY

Leak Detection and Pipe Condition Assessment

- Fixed transmission and distribution main leak detection / monitoring
- Condition assessment



Echologics' acoustic fixed leak detection

"A critical component of an integrated water loss management approach is leak detection… The challenge for utilities is identifying, locating and focusing on the more impactful leaks with the limited capital infrastructure budget that exists." – Black & Veatch 2014 Strategic Directions in the U.S. Water Industry

ANVIL INTERNATIONAL

Leading domestic manufacturer of piping system components







- Significant FY2015 net sales from #1 or #2 product positions
- Domestically manufactured and domestically and internationally sourced products
- Track record of solid adjusted EBITDA margins
- Customer service capabilities focused on quick delivery
- Network of over 1,000 distributors and 4,000 distributor locations

ANVIL KEY MARKETS

KEY MARKETS	% FY2015 NET SALES	MARKET DRIVERS	PRODUCTS	KEY COMPETITORS
Non-Residential Construction	85%	Mechanical, Industrial & Fire Protection	**Mechanical and Industrial:** Grooved, Iron/Steel Fittings, Staple Hangers, Pipe Nipples, Bull Plugs	Victaulic, Ward, Erico, Bonney Forge, Westbrook
			Fire Protection: O-Lets, Grooved Fittings and Couplings, Iron Fittings, Staple Hangers, Pipe Nipples	Victaulic, Ward, Tolco, Ceirco, Tyco
Oil & Gas	10%	Oil & Gas Production	Hammer Union, Swages and Bull Plugs, Forged Steel Fittings, Pipe Nipples, Iron/Steel Fittings	Kemper, C&C, Westbrook, Bonney Forge, Ward, Phoenix Capital
Power/High Pressure	5%	Power Need Development	Engineered Hangers	Lisega, Piping Tech, Bergen

MARKET DRIVER: NON-RESIDENTIAL CONSTRUCTION

The non-residential construction market is showing improvement

Non-Residential Construction
(Real $ in Billions)



$400
$350
$300
$250
$200
$150
$100
$50
$0
$291
$327
$337
$287
$236
$223
$223
$215
$218
$237
$251
$257
$263
$266
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

Source: IHS
Data as of December 2015

AIA Architectural Billing Index
Diffusion Index (> 50 = expansion)



65
60
55
50
45
40
35
30
Dec-95
Dec-97
Dec-99
Dec-01
Dec-03
Dec-05
Dec-07
Dec-09
Dec-11
Dec-13
Dec-15

Source: American Institute of Architects
Data as of February 2016

Mueller Water Products

MARKET DRIVER: OIL & GAS

Sales to the oil & gas market represented about 10% of Anvil's FY2015 net sales

U.S. Land Based Rig Count



2,500
2,000
1,500
1,000
500
0
Feb-90
Feb-92
Feb-94
Feb-96
Feb-98
Feb-00
Feb-02
Feb-04
Feb-06
Feb-08
Feb-10
Feb-12
Feb-14
Feb-16

Source: Baker Hughes
Data as of February 2016

Oil Price - WTI ($/bbl)



$160
$140
$120
$100
$80
$60
$40
$20
$0
Feb-92
Feb-94
Feb-96
Feb-98
Feb-00
Feb-02
Feb-04
Feb-06
Feb-08
Feb-10
Feb-12
Feb-14
Feb-16

Source: FactSet
Data as of February 2016

Actions & Business Results



MANAGEMENT ACTIONS / INITIATIVES

Reduce costs and improve operating leverage

- Divested U.S. Pipe
- Divested three non-core assets of Anvil
- Implemented Lean Six Sigma and other manufacturing improvements:
  - Increased production capacity without footprint expansion
  - Lowered labor costs
- Closed seven plants
- Consolidated distribution centers and smaller manufacturing facilities at Anvil

Manage working capital and capital expenditures to generate free cash flow

- Generated free cash flow of $50.3mm in FY2015 and $110.7mm in 2014
- Reduced debt by about $600mm from September 30, 2008 through December 31, 2015

Pursue strategic growth opportunities by leveraging the Mueller brand

- Acquired leak detection and pipe condition assessment technologies
- Developed fixed leak detection technology capabilities
- Acquired and invested in AMI technology
- Enhanced Smart Water offering with remote disconnect meter, integrated leak detection and longer-range communications capabilities.

HISTORY OF STRONG FINANCIAL PERFORMANCE



Mueller Co.
(1)
$509 $536 $618 $664 $804 $756 $718 $547 $613 $606 $652 $632 $679 $702
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
25.7% 25.9% 27.0% 28.6% 30.8% 27.3% 24.9% 18.5% 21.3% 17.0% 16.2% 22.2% 24.6% 26.2%
$131 $139 $167 $190 $248 $207 $179 $101 $131 $103 $106 $140 $167 $184
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

($ in millions)

Net Sales

Note: Mueller Co. 2002-2012 net sales and adjusted EBITDA include Mueller Technologies in these years

Adjusted EBITDA and Adjusted EBITDA Margin



ANVIL INTERNATIONAL
(2)
$393 $387 $431 $485 $535 $556 $595 $470 $347 $359 $372 $391 $401 $371
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
12.2% 9.8% 10.9% 12.8% 13.6% 14.6% 15.8% 13.0% 11.0% 13.2% 14.0% 13.9% 14.1% 12.2%
$48 $38 $47 $62 $73 $81 $94 $61 $38 $48 $52 $55 $56 $45
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

(1) Fiscal year ended September 30. Reflects inventory step-up costs of $52.9 in 2006; restructuring charges of $2.0 in 2009; goodwill and other intangible assets impairment charges of $818.7 in 2009; restructuring charges of $0.1 in 2010; restructuring charges of $1.4 in 2011; restructuring charges of $2.5 in 2012; restructuring charges of $1.5 in 2013; restructuring charges of $2.1 in 2014 and restructuring charges and pension settlement charges totaling $8.4 in 2015.

(2) Fiscal year ended September 30. Excludes inventory step-up costs of $17.3 in 2006; restructuring costs of $4.0 in 2009; goodwill impairment charges of $92.7 in 2009; restructuring charges of $0.5 in 2010; restructuring charges of $1.2 in 2011; restructuring charges of $0.3 in 2012; restructuring charges of $0.1 in 2013; restructuring charges of $0.9 in 2014 and restructuring and pension settlement charges totaling $0.7 in 2015.

CONSOLIDATED Q1 2016 NON-GAAP RESULTS

- Mueller Co. continued to improve its operating performance. Domestic net sales of Mueller Co.'s valves, hydrants and brass products increased 9.2 percent year-over-year in the first quarter. Mueller Co.'s adjusted operating income increased 17.1 percent, or 250 basis points, and its adjusted EBITDA margin improved to 22.4 percent
- Anvil's net sales for the first quarter decreased $17.5 million year-over-year to $79.6 million, primarily due to lower shipment volumes to the oil & gas markets, as we expected
- Mueller Technologies' net sales and adjusted operating loss were each slightly worse year-over-year
  - Backlog and projects awarded at both Mueller Systems and Echologics were up substantially
- Adjusted net income per share for the quarter was $0.04 versus $0.03 a year ago

Q1 FISCAL	2016	2015
Net sales	$242.7	$261.8
Adj. operating income	$15.7	$16.3
Adj. operating margin	6.5%	6.2%
Adj. net income per diluted share	$0.04	$0.03
Adj. EBITDA	$28.7	$30.6
Adj. EBITDA margin	11.8%	11.7%

$ in millions (except per share amounts)

Q1 2016 adjustments were restructuring expenses ($0.8, $0.5 net of tax)
Q1 2015 adjustments were restructuring expenses ($8.2, $5.1 net of tax)

DEBT STRUCTURE

- Net debt leverage of 2.0x and net debt of $383.5 million at December 31, 2015, down from a peak of more than 6x
- No significant required principal payments on outstanding debt before November 2021
- No financial maintenance covenants with excess availability at the greater of $22.5 million or 10.0% of facility amount
  - $144 million of excess availability (as measured using December 31, 2015 data)

DEBT STRUCTURE AT DECEMBER 31, 2015	
$225 million	$500 million
ABL Agreement expires December 2017	Term Loan B LIBOR* + 325 bps due November 2021

* Subject to a floor of 75 bps



Debt Maturity (at 12/31/2015)
$ in millions
$500
$400
$300
$200
$100
$0
$4
$5
$5
$5
$5
$5
$466
FY16
FY17
FY18
FY19
FY20
FY21
FY22



Total Debt
$ in millions
$1,800
$1,500
$1,200
$900
$600
$300
$0
Reduced debt by more than $1 billion
$1,549
$1,127
$1,101
$1,096
$740
$692
$678
$623
$601
$546
$489
Mar-06
FY06
FY07
FY08
FY09
FY10
FY11
FY12
FY13
FY14
FY15

Mueller Water Products

CAPITAL ALLOCATION

- Acquisitions
- Debt reduction
- Share repurchases
- Growth opportunities
- Dividends


Free Cash Flow
($ in millions)
$120
$100
$80
$60
$40
$20
$0
$76
$28
$45
$78
$111
$50
FY10
FY11
FY12
FY13
FY14
FY15

WHY INVEST IN MWA?

Water industry has fundamentally strong long-term dynamics

- Driven by need for new and upgraded infrastructure
- Limited number of suppliers to end markets
- Increasing public awareness of the importance of water infrastructure

Strong operating leverage as end markets recover

- Recovery of residential construction market
- Increased municipal spending
- Operational excellence initiatives

Strong competitive position

- Leading brand positions with large installed base
- Leading municipal specification positions
- Comprehensive distribution network and strong end-user relationships
- Low-cost manufacturing operations using lost foam process for valves and hydrants

Leveraging strengths with emerging trends

- Develop Intelligent Water Technology™ solutions
- Grow proprietary fixed leak detection offerings domestically and internationally
- Expand smart metering
- Strategic acquisitions / partnerships


Supplemental
Data

SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES

($ in millions, except per share amounts)

	Quarter ended December 31, 2015				
	Mueller Co.	Anvil	Mueller Technologies	Corporate	Total
	(in millions, except per share amounts)				
GAAP Results:					
Net sales	$ 144.7	$ 79.6	$ 18.4	$ —	$ 242.7
Gross profit	$ 44.0	$ 21.1	$ 3.6	$ —	$ 68.7
Selling, general and administrative expenses	20.0	17.4	6.9	8.7	53.0
Restructuring expense	0.2	0.1	0.5	—	0.8
Operating income (loss)	$ 23.8	$ 3.6	$ (3.8)	$ (8.7)	14.9
Interest expense, net					6.1
Income tax expense					2.6
Consolidated net income					
Loss attributable to noncontrolling interest					
Net income					$ 6.2
Net income per diluted share					$ 0.04
Capital expenditures	$ 3.6	$ 1.6	$ 1.0	$ 0.1	$ 6.3
Non-GAAP results:					
Adjusted operating income (loss) and EBITDA:					
Operating income (loss)	$ 23.8	$ 3.6	$ (3.8)	$ (8.7)	$ 14.9
Restructuring expense	0.2	0.1	0.5	—	0.8
Adjusted operating income (loss)	24.0	3.7	(3.3)	(8.7)	15.7
Depreciation and amortization	8.4	3.4	1.1	0.1	13.0
Adjusted EBITDA	$ 32.4	$ 7.1	$ (2.2)	$ (8.6)	$ 28.7
Adjusted operating margin	16.6%	4.6%	(17.9)%		6.5%
Adjusted EBITDA margin	22.4%	8.9%	(12.0)%		11.8%
Adjusted net income:					
Net income					$ 6.2
Restructuring expense, net of tax					0.5
Adjusted net income					$ 6.7
Adjusted net income per diluted share					$ 0.04
Free cash flow:					
Net cash provided by operating activities					$ 2.5
Less capital expenditures					(6.3)
Free cash flow					$ (3.8)
Net debt (end of period):					
Current portion of long-term debt					$ 6.0
Long-term debt					482.0
Total debt					488.0
Less cash and cash equivalents					(104.5)
Net debt					$ 383.5
Adjusted EBITDA:					
Current quarter					$ 28.7
Three prior quarters					158.4
Adjusted EBITDA					$ 187.1
Net debt leverage (net debt divided by adjusted EBITDA)					2.0x

Mueller Water Products

SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES

($ in millions, except per share amounts)

	Quarter ended December 31, 2014				
	Mueller Co.	Anvil	Mueller Technologies	Corporate	Total
	(in millions, except per share amounts)				
GAAP results:					
Net sales	$ 145.1	$ 97.1	$ 19.6	$ —	$ 261.8
Gross profit	$ 41.3	$ 26.1	$ 3.9	$ —	$ 71.3
Selling, general and administrative expenses	20.8	18.9	6.8	8.5	55.0
Restructuring expense	8.1	—	—	0.1	8.2
Operating income (loss)	$ 12.4	$ 7.2	$ (2.9)	$ (8.6)	8.1
Interest expense, net					9.4
Loss on early extinguishment of debt					31.3
Income tax benefit					(12.4)
Net loss					$ (20.2)
Net loss per diluted share					$ (0.13)
Capital expenditures	$ 3.4	$ 2.6	$ 1.2	$ —	$ 7.2
Non-GAAP results:					
Adjusted operating income (loss) and EBITDA:					
Operating income (loss)	$ 12.4	$ 7.2	$ (2.9)	$ (8.6)	$ 8.1
Restructuring expense	8.1	—	—	0.1	8.2
Adjusted operating income (loss)	20.5	7.2	(2.9)	(8.5)	16.3
Depreciation and amortization	9.7	3.6	0.9	0.1	14.3
Adjusted EBITDA	$ 30.2	$ 10.8	$ (2.0)	$ (8.4)	$ 30.6
Adjusted operating margin	14.1%	7.4%	(14.8)%		6.2%
Adjusted EBITDA margin	20.8%	11.1%	(10.2)%		11.7%
Adjusted net income:					
Net loss					$ (20.2)
Loss on early extinguishment of debt, net of tax					19.6
Restructuring expense, net of tax					5.1
Adjusted net income					$ 4.5
Adjusted net income per diluted share					$ 0.03
Free cash flow:					
Net cash used in operating activities					$ (27.1)
Less capital expenditures					(7.2)
Free cash flow					$ (34.3)
Net debt (end of period):					
Current portion of long-term debt					$ 6.1
Long-term debt					485.6
Total debt					491.7
Less cash and cash equivalents					(45.1)
Net debt					$ 446.6
Adjusted EBITDA:					
Current quarter					$ 30.6
Three prior quarters					155.1
Adjusted EBITDA					$ 185.7
Net debt leverage (net debt divided by adjusted EBITDA)					2.4x

Mueller Water Products

SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES

($ in millions, except per share amounts)

	Year ended September 30, 2015				
	Mueller Co.	Anvil	Mueller Technologies	Corporate	Total
	(in millions, except per share amounts)				
GAAP Results:					
Net sales	$ 702.2	$ 371.1	$ 91.2	$ —	$ 1,164.50
Gross profit	$ 229.1	$ 101.1	$ 17.1	$ —	$ 347.3
Selling, general and administrative	84	70.7	29.9	32.3	216.9
Loss on Walter receivable	—	—	—	11.6	11.6
Restructuring	8.2	0.4	0.1	0.5	9.2
Operating income (loss)	$ 136.9	$ 30	$ (12.9)	$ (44.4)	109.6
Interest expense, net					27.6
Loss on early extinguishment of debt					31.3
Income tax expense					19.8
Net income					$ 30.9
Net income per diluted share					$ 0.19
Capital expenditures	$ 20.5	$ 10.3	$ 6.5	$ 0.2	$ 37.5
Non-GAAP results:					
Adjusted operating income (loss) and EBITDA:					
Operating income (loss)	$ 136.9	$ 30	$ (12.9)	$ (44.4)	$ 109.6
Loss on Walter receivable	—	—	—	11.6	11.6
Restructuring	8.2	0.4	0.1	0.5	9.2
Pension settlement	0.2	0.3	—	—	0.5
Adjusted operating income (loss)	145.3	30.7	(12.8)	(32.3)	130.9
Depreciation and amortization	38.8	14.7	4.2	0.4	58.1
Adjusted EBITDA	$ 184.1	$ 45.4	$ (8.6)	$ (31.9)	$ 189
Adjusted operating margin	20.7 %	8.3 %	(14.0)%		11.2 %
Adjusted EBITDA margin	26.2 %	12.2 %	(9.4)%		16.2 %
Adjusted net income:					
Net income					$ 30.9
Pension settlement, net of tax					0.3
Income tax asset valuation allowance					0.3
Restructuring, net of tax					5.7
Loss on Walter receivable, net of tax					7.2
Loss on early extinguishment of debt, net of tax					19.6
Adjusted net income					$ 64
Adjusted net income per diluted share					$ 0.39
Free cash flow:					
Net cash provided by operating activities					$ 87.8
Less capital expenditures					(37.5)
Free cash flow					$ 50.3

SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES

($ in millions, except per share amounts)

	Year ended September 30, 2014				
	Mueller Co.	Anvil	Mueller Technologies	Corporate	Total
	(in millions, except per share amounts)				
GAAP results:					
Net sales	$ 679.1	$ 401.4	$ 104.2	$ —	$ 1,184.7 0
Gross profit	$ 212.1	$ 112.9	$ 22.9	$ —	$ 347.9
Selling, general and administrative	83.3	70.7	27.2	39.5	220.7
Restructuring	2.1	0.9	0.1	—	3.1
Operating income (loss)	$ 126.7	$ 41.3	$ (4.4)	$ (39.5)	124.1
Interest expense, net					49.6
Loss on early extinguishment of debt					1
Income tax expense					18
Net income					$ 55.5
Net income per diluted share					$ 0.34
Capital expenditures	$ 18.8	$ 11.6	$ 6.1	$ 0.4	$ 36.9
Non-GAAP results:					
Adjusted operating income (loss) and EBITDA:					
Operating income (loss)	$ 126.7	$ 41.3	$ (4.4)	$ (39.5)	$ 124.1
Restructuring	2.1	0.9	0.1	—	3.1
Adjusted operating income (loss)	128.8	42.2	(4.3)	(39.5)	127.2
Depreciation and amortization	38	14.2	4.1	0.4	56.7
Adjusted EBITDA	$ 166.8	$ 56.4	$ (0.2)	$ (39.1)	$ 183.9
Adjusted operating margin	19 %	10.5 %	(4.1)%		10.7 %
Adjusted EBITDA margin	24.6 %	14.1 %	(0.2)%		15.5 %
Adjusted net income:					
Net income					$ 55.5
Loss on early extinguishment of debt					0.6
Restructuring, net of tax					1.9
Income tax asset valuation allowance					(9.1)
Adjusted net income					$ 48.9
Adjusted net income per diluted share					$ 0.3
Free cash flow:					
Net cash provided by operating activities					$ 147.6
Less capital expenditures					(36.9)
Free cash flow					$ 110.7

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